UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:

                                  June 20, 2005
                        (Date of earliest event reported)

                          ----------------------------

                             GLOBAL PHARMATECH, INC.
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other Jurisdiction of Incorporation or Organization)

             33-0976805                                     33-0976805
      (Commission File Number)                             (IRS Employer
                                                         Identification No.)

                              89 Ravine Edge Drive
                             Richmond Hill, Ontario
                                 Canada L4E 4J6
                 (Address of Principal Executive Offices and zip
                                      code)
                                  905-787-8225
              (Registrant's telephone number, including area code)

                                Autocarbon, Inc.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

(b) On June 20, 2005, Mr. Zhongsheng Zhang resigned as the Chief Financial Officer of Global Pharmatech, Inc. (the "Company"), effective on such date. There were no disagreements between Mr. Zhang and the Company on any matter relating to the Company's operations, policies or practices, which resulted in his resignation.

(c) On August 25, 2005, Junhui (Jason) Peng was appointed by the Company's Board of Directors (the "Board") to serve as the Chief Financial Officer of the Company.

      Juunhui (Jason) Peng has more than ten years of finance management experience in international companies. From 1998 to 2004, Mr. Peng was Chief Financial Officer of Germany OTTO BOCK China Inc. Mr. Peng has experience and leadership in the areas of systems planning, analysis design and support, and internal control systems and budget monitoring procedure. From 1995 to 1998 he was Chief Financial Offier of USA Global Silverhawk Inc. From 1993 to 1995, Mr. Peng was a Certified Public Accountant with China Certified Public Inc., an auditing and consulting company in China.

      Mr. Peng has extensive experience and training in international environments. He has studied in Spain, Germany and Australia. Mr. Peng graduated from Beijing Machinery Industry College in 1990 with a Bachelors Degree in Accounting. In 1999, he obtained a Master Degree in Investment from the Central University of Finance & Banking.

      Mr. Peng has no family relationships with any of the executive officers or directors of the Company. There have been no transactions to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Peng had or will have a direct or indirect material interest.

      Pursuant to his employment agreement, Mr. Peng is entitled to receive a base salary of RMB10,000 (US$1,205) per month. The employment agreement is effective as of June 20, 2005 (the "Effective Date") and continues in perpetuity unless earlier terminated in accordance with the terms of the employment agreement. The employment agreement is filed hereto as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(c)      Exhibits

10.1     Employment Agreement between the Company and Juunhui (Jason) Peng.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                GLOBAL PHARMATECH, INC.


Date:  August 28, 2005          By: /s/ Xiaobo Sun
                                    --------------------------------------------
                                    Name:  Xiaobo Sun
                                    Title: President and Chief Executive Officer